Exhibit (e.2)

Distribution Agreement

Exhibit A

Index Series

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year Credit Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 5-10 Year Investment Grade Corporate Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Credit Bond ETF

iShares 10+ Year Investment Grade Corporate Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Adaptive Currency Hedged MSCI EAFE ETF

iShares Adaptive Currency Hedged MSCI Eurozone ETF

iShares Adaptive Currency Hedged MSCI Japan ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares Broad USD High Yield Corporate Bond ETF

iShares California Muni Bond ETF

iShares China Large-Cap ETF

iShares CMBS ETF

iShares Cohen & Steers REIT ETF

iShares Convertible Bond ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 5-10 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core Aggressive Allocation ETF

iShares Core Conservative Allocation ETF

iShares Core Dividend Growth ETF

iShares Core Growth Allocation ETF

iShares Core High Dividend ETF

iShares Core International Aggregate Bond ETF

iShares Core Moderate Allocation ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI International Developed Markets ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core S&P U.S. Growth ETF

iShares Core S&P U.S. Value ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. REIT ETF

iShares Currency Hedged International High Yield Bond ETF

iShares Currency Hedged JPX-Nikkei 400 ETF

iShares Currency Hedged MSCI ACWI ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares International Preferred Stock ETF

iShares International Select Dividend ETF

iShares International Treasury Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares JPX-Nikkei 400 ETF

iShares Latin America 40 ETF

iShares MBS ETF

iShares Micro-Cap ETF

iShares Morningstar Large-Cap ETF

iShares Morningstar Large-Cap Growth ETF

iShares Morningstar Large-Cap Value ETF

iShares Morningstar Mid-Cap ETF

iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF

iShares Morningstar Multi-Asset Income ETF

iShares Morningstar Small-Cap ETF

iShares Morningstar Small-Cap Growth ETF

iShares Morningstar Small-Cap Value ETF

iShares Mortgage Real Estate ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI ACWI Low Carbon Target ETF

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI Argentina and Global Exposure ETF

iShares MSCI Brazil Small-Cap ETF

iShares MSCI China A ETF

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Denmark ETF

iShares MSCI EAFE ESG Optimized ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Small-Cap ETF

iShares MSCI EAFE Value ETF

iShares MSCI Europe Financials ETF

iShares MSCI Europe Small-Cap ETF

iShares MSCI Finland ETF

iShares MSCI Germany Small-Cap ETF

iShares MSCI Global Impact ETF

iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Ireland ETF

iShares MSCI KLD 400 Social ETF

iShares MSCI Kokusai ETF

iShares MSCI New Zealand ETF

iShares MSCI Norway ETF

iShares MSCI Peru ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Saudi Arabia ETF

iShares MSCI UAE ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares MSCI United Kingdom ETF

iShares MSCI United Kingdom Small-Cap ETF

iShares MSCI USA ESG Optimized ETF

iShares MSCI USA ESG Select ETF

iShares Nasdaq Biotechnology ETF

iShares National Muni Bond ETF

iShares New York Muni Bond ETF

iShares North American Natural Resources ETF

iShares North American Tech ETF

iShares North American Tech-Multimedia Networking ETF

iShares North American Tech-Software ETF

iShares PHLX Semiconductor ETF

iShares Residential Real Estate ETF

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF

iShares Russell 1000 Pure U.S. Revenue ETF

iShares Russell 1000 Value ETF

iShares Russell 2000 ETF

iShares Russell 2000 Growth ETF

iShares Russell 2000 Value ETF

iShares Russell 2500 ETF

iShares Russell 3000 ETF

iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF

iShares Russell Mid-Cap Value ETF

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

iShares S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Mid-Cap 400 Growth ETF

iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF

iShares Short Treasury Bond ETF

iShares Short-Term National Muni Bond ETF

iShares TIPS Bond ETF

iShares Transportation Average ETF

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. Consumer Goods ETF

iShares U.S. Consumer Services ETF

iShares U.S. Credit Bond ETF

iShares U.S. Dividend and Buyback ETF

iShares U.S. Energy ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Infrastructure ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Preferred Stock ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Treasury Bond ETF

iShares U.S. Utilities ETF

iShares Yield Optimized Bond ETF

Amended and Approved by the Board of Trustees of iShares Trust on March 15-16, 2018.